UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Gaia, Inc.

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Gaia, Inc.

833 West South Boulder Road

Louisville, Colorado 80027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, APRIL 25, 2019

To our shareholders:

We will hold the 2019 annual meeting of shareholders of Gaia, Inc. (“we”, “us”, “our”, or “Gaia”), a Colorado corporation, on Thursday, April 25, 2019, at 9:30 a.m. Mountain Time at the Marriott Courtyard, 948 West Dillon Road, Louisville, Colorado 80027, for the following purposes:

1.	to elect seven directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;
2.	to approve the Gaia, Inc. 2019 Long-Term Incentive Plan;
3.	to approve the Gaia, Inc. 2019 Employee Stock Purchase Plan; and
4.	to transact such other business as may properly be brought before our annual meeting, or any adjournment(s) or postponement(s) thereof.

Our board of directors has fixed the close of business on March 8, 2019, as the record date for determining our shareholders entitled to notice of, and to vote at, our annual meeting. A complete list of our shareholders entitled to vote at our annual meeting will be available for inspection by any of our shareholders prior to our annual meeting, upon written request showing a proper purpose, during normal business hours at our Louisville, Colorado office. Only shareholders of record on the March 8, 2019 record date are entitled to notice of, and to vote at, our annual meeting and any adjournments or postponements thereof.

We are furnishing proxy materials to our shareholders primarily by the Internet. On March 15, 2019, we expect to mail our shareholders (other than those who previously requested electronic or paper delivery of our proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2019 proxy statement and 2018 annual report online at www.proxyvote.com and how to vote in person, through the Internet, or by mail. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card and provides instructions on how you can request a paper copy of these documents if you desire. If you received your annual meeting materials by mail, the proxy statement and proxy card from our board of directors and our annual report were enclosed. The proxy card instructs you on how to vote by telephone or by mail. This process is designed to expedite our shareholders’ receipt of proxy materials, lower the cost of our annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. Please make the request on or before April 11, 2019 to facilitate timely delivery. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our shareholders are cordially invited to attend our annual meeting in person.

By Order of the Board of Directors

Paul Tarell, Secretary
March 8, 2019

YOUR VOTE IS IMPORTANT

We urge you to vote your shares as promptly as possible by following the voting instructions in the Notice of Internet Availability of Proxy Materials.

If you have shares registered in your own name, you may vote your shares in a number of ways:

•	electronically via the Internet at www.proxyvote.com;
•	by telephone, if you have a proxy card and you are in the U.S. and Canada, by calling (800) 690-6903;
•	by mailing us an executed proxy card; or
•	in person at the annual meeting.

If you hold our shares with a broker, you may also be eligible to vote via the Internet or by telephone if your broker or bank participates in the proxy voting program provided by Broadridge Investor Communication Services.

EXPLANATORY NOTE

We are a “smaller reporting company,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. We will remain a “smaller reporting company” until the fiscal year following the determination that our voting and non-voting common shares held by non-affiliates is at least $250 million measured on the last business day of our second fiscal quarter, or our annual revenues are at least $100 million during the most recently completed fiscal year and our voting and non-voting common shares held by non-affiliates is at least $700 million measured on the last business day of our second fiscal quarter.

Gaia, Inc.

833 West South Boulder Road

Louisville, Colorado 80027

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, APRIL 25, 2019

We are furnishing this proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies by and on behalf of our board of directors for use at our 2019 annual meeting of shareholders to be held on Thursday, April 25, 2019, starting at 9:30 a.m. Mountain Time at the Marriott Courtyard, 948 West Dillon Road, Louisville, Colorado 80027, and at any adjournment(s) or postponement(s) thereof. On or about March 15, 2019, we expect to mail or give to our shareholders (other than those who previously requested electronic or paper delivery of our proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2019 proxy statement and 2018 annual report and how to request paper delivery of our proxy materials if desired. The address of our principal executive office is 833 West South Boulder Road, Louisville, Colorado 80027.

PURPOSE OF ANNUAL MEETING

At the annual meeting, our shareholders will be asked: (i) to elect seven directors of our company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; (ii) to approve the Gaia, Inc. 2019 Long-Term Incentive Plan; (iii) to approve the Gaia, Inc. 2019 Employee Stock Purchase Plan; and (iv) to transact such other business as may properly be brought before the annual meeting. Our board recommends a vote “FOR” the election of the nominees for directors of Gaia, Inc., a Colorado corporation (“we”, “us”, “our”, “company”, or “Gaia”), listed below and “FOR” Proposals 2 and 3 described below.

QUORUM AND VOTING RIGHTS

The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast by our Class A common stock and Class B common stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, March 8, 2019, will be entitled to notice of, and to vote at, the annual meeting. As of March 8, 2019, there were 12,500,139 shares of our Class A common stock, par value $.0001 per share, and 5,400,000 shares of our Class B common stock, par value $.0001 per share, outstanding and entitled to vote. Holders of our Class A common stock as of the record date are entitled to one vote for each share held and holders of our Class B common stock as of the record date are entitled to ten votes for each share held. The holders of our Class A and Class B common stock will vote together as a single class. Cumulative voting is not permitted for any purpose. Once a quorum is present, the affirmative vote of a majority of the votes cast on any subject matter shall be the act of the shareholders, other than with respect to the election of directors, as described below.

Mr. Jirka Rysavy, our Chairman, holds all 5,400,000 outstanding shares of our Class B common stock and 366,682 shares of our Class A common stock. These shares are sufficient to constitute a quorum and to elect all Gaia directors. Mr. Rysavy has indicated that he plans to be present at the meeting and vote in favor of the proposal identified in this proxy statement as recommended by the board.

All shares of our common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with properly executed instructions indicated in the proxies. Abstentions and broker non-votes will have no effect on the result of the vote, although abstentions will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise.

A proxy may be revoked prior to exercise by: (a) filing with Gaia a written revocation of the proxy; (b) appearing at the annual meeting and voting in person; (c) voting by telephone or by using the Internet, either of which must be completed by 11:59 p.m. Eastern Time on April 24, 2019 (only your latest telephone or Internet proxy is counted); or (d) submitting to Gaia a duly executed proxy bearing a later date.

We are continuing to use the Securities and Exchange Commission’s “E-Proxy” rules and furnishing proxy materials to our shareholders primarily by the Internet. On March 15, 2019, we expect to mail or give to our shareholders (other than those who previously requested electronic or paper delivery of our proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2019 proxy statement and 2018 annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone and provides instructions on how you can request a paper copy of these documents if you desire. If you received your annual meeting materials by mail, the proxy statement and proxy card from our board of directors and our annual report were enclosed. If you received your annual meeting materials via email, the email contained voting instructions and links to the proxy statement and annual report on the Internet, which are both available at www.proxyvote.com. This process is designed to expedite our shareholders’ receipt of proxy materials, lower the cost of our annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. You should make this request on or before April 11, 2019 to facilitate timely delivery. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. Our annual report is not to be considered as a part of this proxy statement or as having been incorporated by reference into this proxy statement.

This proxy statement, the proxy card, voting instructions and our 2018 annual report are being made available to shareholders at www.proxyvote.com. You may also request a printed copy of this proxy statement and the proxy card or our annual report by any of the following methods: (a) telephone at (800) 579-1639; (b) Internet at www.proxyvote.com; or (c) e-mail at sendmaterial@proxyvote.com.

We will bear the cost of preparing, printing, assembling and mailing this proxy statement and other materials furnished to shareholders in connection with the solicitation of proxies. In addition, our officers, directors and other employees may solicit proxies by written communication or telephone. These persons will receive no special compensation for any solicitation activities.

IT IS THE INTENTION OF THE AGENT DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE ELECTION OF ALL SEVEN NOMINEES FOR DIRECTOR IDENTIFIED BELOW (UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY) AND TO VOTE “FOR” EACH OF PROPOSALS 2 AND 3 DESCRIBED BELOW (UNLESS THE SHAREHOLDER GRANTING THE PROXY VOTES AGAINST SUCH PROPOSAL). IF ANY NOMINEE FOR DIRECTOR BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY OUR BOARD OF DIRECTORS, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. JIRKA RYSAVY, WHO HOLDS SHARES WITH A MAJORITY OF THE VOTES, HAS INFORMED GAIA THAT HE INTENDS TO VOTE HIS SHARES IN FAVOR OF THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY STATEMENT AND FOR PROPOSALS 2 AND 3.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our board of directors proposes that Kristin Frank, Chris Jaeb, David Maisel, Dae Mellencamp, Keyur Patel, Jirka Rysavy and Paul Sutherland be elected as directors of our company, to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless contrary instructions are given, the proxies will be voted “FOR” these nominees. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

Our business encompasses the operation of a global digital video subscription streaming service and on-line community that provides curated conscious media to its subscribers in a context characterized by rapidly evolving technologies, exposure to business cycles, and significant competition. Our board of directors is responsible for reviewing and assessing the appropriate skills, experience, and background sought of directors in the context of our business and the current membership on the board of directors. This assessment of board skills, experience, and background includes numerous diverse factors, such as independence; understanding of and experience in video subscription services, technology, finance, and marketing; international experience; age; and gender and ethnic diversity. The priorities and emphasis of the board of directors regarding these factors change from time to time to consider changes in our business and other trends, as well as the portfolio of skills and experience of current and prospective board members. The board of directors reviews and assesses the relevance of and emphasis on these factors in connection with candidate searches.

We do not expect or intend that each director will have the same background, skills, and experience; we expect that board members will have a diverse portfolio of backgrounds, skills, and experiences. One goal of this diversity is to assist the board of directors in its oversight and advice concerning our business and operations. The biographies set forth below note each director’s or director nominee’s relevant experience, qualifications, and skills that led to the conclusion that such individual should serve as a director of our company.

•

Senior Leadership Experience. Directors who have served in senior leadership positions are important to us, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our board, may be enhanced if their leadership experience has been developed at businesses or organizations that operated on a large scale, faced significant competition, and/or involved technology or other rapidly evolving business models.

•

Business Development Experience. Directors who have a background in business development and in acquisitions can provide insight into developing and implementing strategies for growing our business through combination with other organizations. Useful experience in this area includes consideration of “build versus buy,” analysis of the “fit” of a proposed acquisition with a company’s strategy, the valuation of transactions, and management’s plans for integration with existing operations.

•

Financial Expertise. Knowledge of financial markets, financing and funding operations, and accounting and financial reporting processes is important because it assists our directors in understanding, advising, and overseeing our capital structure, financing and investing activities, financial reporting, and internal control over such activities.

•

Industry and Technical Expertise. Because we are a media content provider, education or experience in relevant technology is useful in understanding our research and development efforts, competing products, the various media categories that we develop, and the market segments in which we compete.

•	Brand Marketing Expertise. Directors who have brand marketing experience can provide expertise and guidance as we seek to maintain and expand brand awareness and a positive reputation.

The names of our director nominees, their ages, and the years in which they began serving as directors and their positions, are set forth below. All the director nominees other than Ms. Mellencamp currently serve as directors. Each director serves for a one-year term.

Kristin Frank—age 53—Director since October 2013. Ms. Frank has served as President of AdPredictive, a software company delivering the industry’s first outcomes-driven customer marketing intelligence platform, since September 2018. Before joining AdPredictive, Ms. Frank spent 23 years at Viacom Inc., where she served from 2015 to 2017 as Chief Operating Officer of MTV. From 2013 to 2015, Ms. Frank served as Executive Vice President of Viacom Music and Entertainment’s Connected Content Division. From 2009 to 2012, Ms. Frank served as General Manager for MTV and VH1 Digital. From 2005 to 2009, she served as Chief Operating Officer at LOGO TV. Ms. Frank currently serves on the board of Brightcove, a global provider of cloud solutions for managing, delivering and monetizing video and privately-held company boards of AdPredictive and Cornerstone Capital Group, an SEC-registered investment advisory that pursues financial returns alongside social impact.

Ms. Frank brings to the board significant experience with management, operations, branding, social media and digital content development, optimization and delivery.

Chris Jaeb—age 59—Director since October 2013. In 2017, he founded BeingWell Media, an artist-based content distribution service. In 2006 he co-founded, and until 2010, served as the President of Malama Kauai, a Hawaii-based nonprofit organization. In 1995, Mr. Jaeb co-founded AudioNet (previously Cameron Broadcasting Systems), an internet-based aggregator of digital media, which changed its name to Broadcast.com prior to its initial public offering in 1998. In 1999, Broadcast.com was sold to Yahoo for $5.4 billion. In 1995, Mr. Jaeb founded eAds, the first fee per click advertising company on the Internet.

In addition to Mr. Jaeb’s entrepreneurial experience, he brings to the board a strong understanding of Internet marketing operations and the business aspect of sustainable living.

David Maisel—age 56—Director since June 2016. Hi is Founder and Chairman of Mythos Studios, a movie production company. From 2012 to 2017 he was a Senior Advisor to Rovio, the owner of Angry Birds, and is also the Executive Producer of the Angry Birds feature film, released in May 2016. From 2004 until 2011, Mr. Maisel was with Marvel Entertainment, Inc., where he was the Founding Chairman of Marvel Studios and architect of the strategy to make its own films and obtain its $500 million plus film facility. From 2001 to 2003, Mr. Maisel headed up the Corporate Strategy and Business Development for Endeavor Talent Agency. He served as Managing Director of Chello Broadband in Europe from 1999 to 2001 and as President of Livent, Inc., a live theatrical production company, from 1998 to 1999. Before that, Mr. Maisel served as Director of Strategic Planning and Corporate Development for The Walt Disney Company and held positions with Creative Artist Agency and The Boston Consulting Group. Mr. Maisel serves on the board of Eros International.

Mr. Maisel brings to the board significant experience with management, production and marketing of content, and investor relations, as well as significant senior financial leadership and expertise in corporate strategy and execution.

Dae Mellencamp—age 49—Director nominee. From January 2009 to March 2015, Ms. Mellencamp was General Manager and subsequently Chief Executive Officer and President of Vimeo, a leading global video platform and subscription service, wholly owned by the media and Internet company, IAC. During her tenure, Vimeo grew to become a top video site reaching over 160 million monthly users worldwide, expanded to multiple languages and new platforms from mobile to OTT and developed a SaaS offering with over 500,000 paying subscribers. From 2004 to 2008, Ms. Mellencamp served as Senior Vice President, Product Management for About.com, a topic-based content site owned by The New York Times Company.  Ms. Mellencamp began her internet career in 1997 serving in various leadership and product management roles of both early-stage start-up and established companies including Cablevision, Prodigy Services Company, iWon.com, and Ameritrade Holding Corporation.  Since 2016, Ms. Mellencamp has also served as a member of the Brown University Communications Advisory Council.

Ms. Mellencamp brings to the board significant internet executive experience in online video, operations, product management and internationalization.

Keyur Patel—age 53—Director since May 2017. He has served as the Chairman and Chief Executive Officer at Fuse+Media Pvt. Ltd. since 2008. Mr Patel was a Co-Founder and a Chairman of Fabrik, LLC, led the turnarounds for Inktomi and Maxtor, and incubated, hatched, and ran a number of successful companies including Brience, Metrius, Webvibe, and Phoenix Software. He served as a General Partner of ComVentures. Mr. Patel has also served as the Managing Partner and Chief Strategy Officer of KPMG Consulting Worldwide, Chief Executive Officer at KPMG Internet business, and Managing Partner and Managing Director of the Price Waterhouse Technology Consulting Practice.

In addition to Mr. Patel’s entrepreneurial experience, he brings to the board significant experience with investment management and investor relations, as well as significant senior financial leadership and expertise in corporate strategy and execution.

Jirka Rysavy—age 64—Founder, Chairman and CEO. He has been Chairman since our inception and has also served as our full-time Chief Executive Officer, other than during the period from March 2009 to July 2016. Mr. Rysavy is the beneficial owner of approximately 32% of our outstanding shares. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership as Chairman and Chief Executive Officer, grew to become a Fortune 500 company supplying office and computer products and services. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, a health foods concept, which was sold in 1987 to become the concept and first Wild Oats Markets store. Mr. Rysavy was also Chairman of Real Goods Solar, Inc., an entity Gaia founded in 1999 and brought public in 2009. Mr. Rysavy resigned from the board in June 2013 after Gaia sold the majority of its investment in Real Goods Solar, Inc.

Mr. Rysavy brings to the board significant senior leadership, strategic focus, business development, sales and marketing and international experience from his past business experience as CEO and founder of several successful businesses.

Paul Sutherland—age 64—Director since June 2012. Mr. Sutherland has worked in the investment and financial advisory business since 1975. He was founder and President of Financial & Investment Management Group, Ltd. (“FIMgroup”), a registered investment adviser that manages investment portfolios on a discretionary basis for individuals, trusts, foundations and retirement plans that he founded in 1984. FIMgroup was acquired by Mercer Advisors in December 2018, where he now is employed. During his time at FIMgroup, he managed values-driven, sustainably oriented, global total return, growth and income investment portfolios for more than 25 years. Mr. Sutherland served on the board of directors of the Utopia Funds, a registered investment company, between December 2005 and March 2009. Mr. Sutherland is Chairman and a founding board member of the Utopia Foundation, Squaring the Education Pyramid Institute, and is author of various books including Zenvesting, Creating life success the Zenvesting way, Virtues of Wealth and the AMA guide to Financial Planning. Mr. Sutherland is also owner of Spirituality and Health Media LLC, the publisher of Spirituality & Health magazine, part owner of Smartwired LLC, owner of The Smart Parenting Revolution, which provides educational tools for parents, and educators, and Yen Yoga and Fitness LLC, the largest yoga, spinning and fitness studio in northern Michigan.

In addition to Mr. Sutherland’s significant senior leadership, global investment, business, entrepreneurial and financial experience, he brings to the board a broad understanding of the business aspects of the sustainable health, transformation, consciousness, spirituality, and wellbeing movement and market in which Gaia operates.

Vote Required

Directors will be elected by a plurality of the votes cast. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors who are nominated to be elected at the meeting. If no instructions are indicated on a proxy card, the shares will be voted “FOR” the election of these nominees for director. Because director nominees must receive a plurality of the votes cast at the annual meeting, a vote withheld from a particular nominee or from all nominees or abstentions will not affect the election of that nominee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE NOMINEES OF THE BOARD

DIRECTOR INDEPENDENCE, COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Board Size and Director Independence

Our board of directors currently consists of six members and meets regularly during the year. The board of directors will consist of seven members after the 2019 annual meeting of shareholders. Our board of directors has determined that of the director nominees, Messrs. Jaeb, Maisel, Patel, and Sutherland, and Mses. Frank and Mellencamp are independent as defined by the listing standards of the NASDAQ Stock Market.

Board Meetings and Board Committees

During 2018, our board held three in-person meetings. Each incumbent director, other than Mr. Patel, attended at least 75% of the aggregate of the total number of meetings of our board of directors and the total number of meetings of the committees of our board of directors on which such director served during 2018 (with respect to meetings held while such director served as a director and on a committee). All of our current directors who served as director at the time of our 2018 annual meeting of shareholders attended our 2018 annual meeting of shareholders, other than Mr. Jaeb.

Our board of directors has standing audit and compensation committees. We have adopted written charters for both committees. These charters can be found in the investors’ section of our website at http://ir/gaia.com/governance-docs. Our board of directors selects members for the audit and compensation committees on an annual basis.

Audit Committee. Our audit committee currently consists of Mr. Jaeb and Mr. Sutherland, and each member of the audit committee is independent within the meaning of rules of the NASDAQ Stock Market. We expect to add Ms. Mellencamp to the audit committee after the 2019 annual meeting and we also expect that Mr. Sutherland will continue to serve as chairperson of the audit committee. Our board has determined that he is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our audit committee is responsible for the appointment, compensation and oversight of our auditor and for approval of any non-audit services provided by the auditor. Our audit committee also oversees: (a) management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management’s establishment and maintenance of processes to assure that an adequate system of internal control over financial reporting is functioning; and (c) management’s establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. Our audit committee held three in-person meetings and one telephonic meeting during 2018.

Compensation Committee. Our compensation committee currently consists of Ms. Frank (chairperson), Mr. Maisel and Mr. Sutherland, and each member of the compensation committee is independent within the meaning of rules of the NASDAQ Stock Market. After the 2019 annual meeting, we expect that Ms. Frank will continue to serve as the chairperson of the compensation committee. None of the members of our compensation committee has at any time been an officer or employee of our company or has any interlocking relationships that are subject to disclosure under the rules of the Securities and Exchange Commission relating to compensation committees. Our compensation committee establishes compensation amounts and policies applicable to our executive officers, establishes salaries, bonuses and other compensation plans and matters for our executive officers, and administers our equity incentive plans. Our compensation committee held two in-person meetings and did not hold a telephonic meeting during 2018.

Director Nominations. We are exempt from the NASDAQ Stock Market rules with respect to independent director oversight over director nominations because we are a controlled company on the basis of Mr. Rysavy’s control of more than 50% of the voting power of our outstanding capital stock. In light of Mr. Rysavy’s voting control, our board of directors does not believe a nominating committee would serve a meaningful purpose. Our Bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our board. Generally, written notice of a proposed nomination must be received by our corporate secretary not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year’s proxy materials. As described above, our board considers a variety of factors when it selects candidates for election to the board, including business experience, skills and expertise that are complementary to those already represented on the board, familiarity and identification with our mission, values and market segments, and other relevant factors. Our board will consider qualified director candidates recommended by our shareholders. Nominations for directors are made by our full board of directors. Because we are a controlled company under the NASDAQ Stock Market rules, our board has not adopted a formal policy regarding the consideration of director candidates recommended by shareholders.

Executive Sessions of the Board and Leadership Structure

Our board of directors’ non-management directors meet periodically in executive session.

Jirka Rysavy serves as a director and as our Chairman and Chief Executive Officer. As our Chairman and Chief Executive Officer, Mr. Rysavy is the most senior executive officer of Gaia and he presides at meetings of our shareholders and our board of directors. As Chairman, he is responsible for business initiative development and oversees our affairs and business in a supervisory role. As our Chief Executive Officer, he has primary, general and active control over our affairs and business and general supervision of our officers, agents and employees. We do not have a lead independent director but, during the past year, five out of the six current members of our board of directors were considered independent and meet periodically in executive session, as described above. We also maintain an audit committee and a compensation committee, each consisting of three independent directors, respectively. Further, as described elsewhere in this proxy statement, Mr. Rysavy controls more than 50% of the voting power of our capital stock, thereby making Gaia a controlled company under the NASDAQ Stock Market rules and, therefore, exempt from several of the corporate governance rules concerning independent director oversight over our affairs.

The video subscription offerings and delivery channels, as well as the competitive and technology landscape, involved in our business are constantly evolving and our senior executive officer brings extensive knowledge in these areas to the board of directors, allowing him to effectively direct board discussions and focus board decision-making on those items most important to our overall success. Our board of directors believes that having our most senior executive officer on our board of directors, who presides at board meetings, helps promote our overall strategic development and facilitates the efficient flow of information between management and our board of directors. Our board of directors also believes that this leadership structure optimizes Mr. Rysavy’s contributions to the board’s efforts. Further, as our founder and largest shareholder, Mr. Rysavy brings an important perspective to board discussions.

The board currently works closely with Mr. Rysavy in his regular assessment of the risks that could confront our business, whether due to competitive issues, the economy or otherwise. It is management’s responsibility to manage risk and bring to our board of directors’ attention the most material risks to us. Our board of directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to us and reviews our enterprise risk management. Our board of directors regularly reviews treasury risks (insurance, credit, and debt), financial and accounting risks, legal and compliance risks, information technology security risks and risks related to internal control over financial reporting. Our compensation committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and incentive arrangements. We have determined that it is not reasonably likely that risks arising from compensation and benefit plans would have a material adverse effect on us. In addition, the full board of directors considers risks to our reputation, reviews risks related to the sustainability of our operations, considers risks related to succession planning, and oversees the appropriate allocation of responsibility for risk oversight among the committees of the board. The full board also has oversight of enterprise risk management and considers strategic risks and opportunities on a regular basis.

DIRECTOR COMPENSATION

During 2018, we paid directors who were not employees of our company or its affiliates a fee of $5,000 for each in-person board meeting that they attended, and a fee of $2,000 for each telephonic board meeting attended. In addition, we paid non-employee directors a fee of $2,000 for in-person attendance at each committee meeting and $1,000 for each telephonic committee meeting attended. Non-chair members of each standing committee received an annual fee of $5,000 and chairpersons of each standing committee received an annual fee of $10,000.  Messrs. Maisel and Sutherland and Ms. Frank elected to receive their compensation in the form of stock options exercisable into Gaia Class A common stock, subject to certain vesting conditions including ongoing participation as a director.

Ms. Schoppert, who resigned from our board in 2018, elected to receive part of her compensation in shares of Gaia Class A common stock and part in cash compensation. Messrs. Jaeb elected to receive cash compensation.

Director Compensation Table

The following table provides compensation information for the one-year period ended December 31, 2018 for each non-employee member of our board of directors:

Name	Fees Earned or Paid in Cash (2) ($)	Stock Awards (1)(2)(3) ($)	Option Awards (4) ($)	Total ($)
Kristin Frank	—	—	43,489	43,489
Chris Jaeb	23,000	—	—	23,000
David Maisel	—	—	70,920	70,920
Wendy Schoppert (5)	8,000	19,000	—	27,000
Paul Sutherland	—	—	33,900	33,900
Keyur Patel	10,000	—	—	10,000

—

(1)

Amounts in the Stock Awards column reflect the aggregate grant date fair value of awards granted during 2018 and have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of grant date fair values of awards for the year ended December 31, 2018 are included in Note 9 to our consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K.

(2)	Amounts in the Fees Earned or Paid in Cash and Stock Awards columns include fees for services rendered during 2018, some of which were not administratively paid or issued until 2019.
(3)	The former director received stock awards with the following fair values on the dates specified. Such awards represent 2018 compensation, in lieu of cash, for services as director.
Name	March 31, 2018	June 30, 2018
Wendy Schoppert	$7,000	$12,000
(4)

At December 31, 2018, Mr. Maisel had 150,000 outstanding option awards, 75,000 for his services as a director and 75,000 for investor relation services, of which 60,000 were exercisable. The aggregated grant date fair value is $295,400, which will be recognized over the five-year vesting period. At December 31, 2018, Mr. Sutherland had 79,257 outstanding option awards of which 27,000 were exercisable. The aggregated grant date fair value is $212,721, which will be recognized over the five-year vesting period. At December 31, 2018, Ms. Frank had 61,950 outstanding option awards of which 12,390 were exercisable. The aggregated grant date fair value is $217,610, which will be recognized over the five-year vesting period. The amounts in the table reflect the grant date fair value of options vested during the year. No other directors had outstanding options at year end.

(5)	Ms. Schoppert resigned from our board effective December 31, 2018.

EXECUTIVE OFFICERS OF GAIA

The following table sets forth the names, ages and titles of our executive officers as of March 8, 2019:

Name	Age	Position
Jirka Rysavy	64	Chairman, Chief Executive Officer and a Director
Brad Warkins	51	President and Chief Operating Officer
Paul Tarell	37	Chief Financial Officer
Jaymi Bauer	48	Chief Marketing Officer

Our executive officers are elected annually by our board of directors. Mr. Rysavy has been employed by our company for more than five years. Biographical information about Mr. Rysavy is included in this proxy statement under the heading “Proposal 1—Election of Directors—Nominees for Election as Directors.”

Brad Warkins—age 51—Mr. Warkins became Gaia’s President and Chief Operating Officer on July 1, 2016. He previously served as the Chief Operating Officer of Gaia’s subscription segment since December 2013 and was promoted to serve as that subsidiary’s President in February 2015. Mr. Warkins previously held the position of Vice President of Gaia from 2007 to November 2013, responsible for Gaia’s subscription business. From 1999 until 2007 Mr. Warkins served as President of Conscious Media, Inc., a company majority-owned by Gaia, and purchased by Gaia in 2007.

Paul Tarell—age 37—Mr. Tarell became Gaia’s Chief Financial Officer on July 1, 2016. He previously served as the Chief Financial Officer of Gaia’s subscription segment since July 2014 and its Vice President of Finance from September 2013 to July 2014. Prior to that he served as Vice President – Finance at SET Media, Inc. (acquired by Conversant) from January 2012 until August 2013. He was Senior Director of Finance at Velti, Inc., a mobile advertising technology company, from October 2010 until December 2011. Prior to that, Mr. Tarell was a licensed certified public accountant in public practice with Armanino LLP.

Jaymi Bauer—48—Ms. Bauer became Gaia’s Chief Marketing Officer on July 1, 2016. Prior to this, Ms. Bauer was Chief Marketing Officer of Gaia’s subscription segment since June 2014. From October 2013 to June 2014, Ms. Bauer founded and served as Chief Executive Officer of the marketing firm, Nectarly Consulting. From 2002 until October 2013 she served as Senior Director of Global Product Marketing, in charge of launching Xbox for Microsoft Corporation and previously, she served as Director of Marketing of Microsoft Corporation, in charge of TV, Music and Video Business. From 1994 until 1999 she served in various capacities at Vivendi Universal Games, including Global Brand Manager.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 1, 2019 for (i) each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our Class A common stock or Class B common stock, (ii) each director and director nominee, (iii) each executive officer named below in the Summary Compensation Table, and (iv) all current directors and executive officers as a group. We have based our calculation of the percentage of beneficial ownership on 12,500,139 shares of our Class A common stock and 5,400,000 shares of our Class B common stock outstanding on March 1, 2019.

Title of Class of Common Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)	Percent of Class A Assuming Full Conversion of Class B Ownership (3)
Class A	FMR LLC (4)	1,456,721	11.65%	8.14%
	Mubadala Investment Company PJSC (5)	1,251,221	10.01%	6.99%
	BlackRock, Inc. (6)	849,106	6.79%	4.74%
	Royce & Associates, LP (7)	642,500	5.14%	3.59%
	Jirka Rysavy (8)	5,766,682	32.22%	32.22%
	Brad Warkins (9)	96,000	*%	*%
	Paul Tarell (10)	51,140	*%	*%
	Jaymi Bauer (11)	31,400	*%	*%
	Paul Sutherland (12)	102,334	*%	*%
	David Maisel (13)	100,000	*%	*%
	Chris Jaeb (14)	49,600	*%	*%
	Kristin E. Frank (15)	37,180	*%	*%
	Dae Mellencamp	—	—%	—%
	Keyur Patel	—	—%	—%
	All directors and officers as a group (9 persons)	6,234,336	34.83%	34.83%
Class B	Jirka Rysavy (8)	5,400,000	100.00%	100.00%
	All directors and officers as a group (9 persons)	5,400,000	100.00%	N/A

*	Indicates less than one percent ownership.
—	Indicates zero beneficial ownership and zero percent of class.
(1)

This table is based upon information supplied by officers, directors and principal shareholders directly to us or on Schedules 13D and 13G and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct and the beneficial owner has sole voting and investment power over the securities beneficially owned unless otherwise noted. Share amounts and percent of class include securities convertible into or exercisable for shares of our Class A common stock and restricted stock vesting within 60 days after March 1, 2019.

(2)	This column represents a beneficial owner’s percentage of ownership for a respective class of our common stock.
(3)

This column represents a beneficial owner’s percentage of ownership of our Class A common stock, assuming conversion of all 5,400,000 outstanding shares of our Class B common stock. One share of our Class B common stock is convertible into one share of our Class A common stock.

(4)

According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2019, FMR LLC has sole investment power over 1,456,721 shares, but does not have sole or shared voting power over any shares. The address for FMR, LLC is 245 Summer Street, Boston, MA 02210.

(5)

According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on December 7, 2018, Mubadala Investment Company PJSC (“Mubadala Investment”), Mubadala Development Company PJSC (“Mubadala Development”), MDC Capital LLC and MDC Capital (Cayman) Limited (“MDC Capital (Cayman)”) have shared voting and investment power over 1,251,221 shares. Based on the Schedule 13G/A, the shares are held of record by MDC Capital (Cayman), as trustee for Fifty First Investment Company LLC.  MDC Capital (Cayman) is a direct wholly-owned subsidiary of MDC Capital LLC. MDC Capital LLC, MDC Capital (Cayman) and Fifty First Investment Company LLC are controlled subsidiaries of Mubadala Development, which is wholly owned by Mubadala Investment. The address for Mubadala Investment, Mubadala Development and MDC Capital LLC is P.O. Box 45005, Abu Dhabi, United Arab Emirates and the address for MDC Capital (Cayman) is Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.

(6)

According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 4, 2019, Black Rock has sole investment power over 849,106 shares and sole voting power over 831,468 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(7)	According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on January 15, 2019. The address for Royce & Associates LP is 745 Fifth Avenue, New York, NY 10151.
(8)

According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on March 1, 2019. Includes 5,400,000 shares of our Class A common stock issuable upon conversion of shares of our Class B common stock.

(9)	Consist of 6,000 shares of our Class A common stock and 90,000 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.
(10)	Consist of 27,140 shares of our Class A common stock and 24,000 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.
(11)

Consist of 2,000 shares of our Class A common stock, 28,200 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable, and 1,200 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after March 1, 2019.

(12)

Consist of (i) 33,515 shares of our Class A common stock directly owned by Mr. Sutherland; (ii) 150 shares of our Class A common stock jointly owned by Mr. Sutherland and his son; (iii) 175 shares of our Class A common stock jointly owned by Mr. Sutherland and his daughter; (iv) 4,000 shares of our Class A common stock directly owned by a 401(k) plan for the benefit of Mr. Sutherland; (v) 21,042 shares of our Class A common stock directly owned by a trust for which Mr. Sutherland serves as the trustee; (vi) 27,000 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable; and (vii) 16,452 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after March 1, 2019.

(13)

Consist of 25,000 shares of our Class A common stock, 69,000 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable, and 6,000 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after March 1, 2019.

(14)	Consist of 49,600 shares of our Class A common stock.
(15)

Consist of 12,400 shares of our Class A common stock, 12,390 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable, and 12,390 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after March 1, 2019.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Our Compensation Program and Philosophy

Our compensation program is intended to meet three principal objectives: (1) attract, reward and retain qualified, energetic officers and other key employees; (2) motivate these individuals to achieve short-term and long-term corporate goals that enhance shareholder value; and (3) support our corporate values by promoting internal equity and external competitiveness.

Our executive compensation program is overseen and administered by the compensation committee of our board of directors, which is comprised entirely of independent directors as determined in accordance with various NASDAQ, Securities and Exchange Commission, and Internal Revenue Code rules. Our compensation committee operates under a written charter adopted by our board and is empowered to review and approve the annual compensation for our current named executive officers: Mr. Rysavy, Mr. Warkins and Ms. Bauer. A copy of the charter is available on our website at http://ir.gaia.com/governance-docs.

The principal objectives that guide our compensation committee in assessing our executive and other compensation programs include the proper allocation between long-term compensation, current cash compensation, and short-term bonus compensation. Other considerations include our business objectives, our fiduciary and corporate responsibilities (including internal considerations of fairness and affordability), competitive practices and trends, general economic conditions and regulatory requirements.

In determining the particular elements of compensation that will be used to implement our overall compensation objectives, our compensation committee takes into consideration a number of factors related to our performance, such as our earnings per share, profitability, revenue growth, and business-unit-specific operational and financial performance, as well as the competitive environment for our business. Stock price performance has not been a factor in determining annual compensation because the price of our common stock is subject to a variety of factors outside of our control. Our compensation committee may, when appropriate as determined on an annual basis, identify individual performance goals for executive and other officers, which goals may play a significant role in determining such officer’s incentive compensation for that year and which may be taken into consideration in setting base salary for the next year.

From time to time, our compensation committee meets with our Chairman and Chief Executive Officer, Jirka Rysavy, to obtain recommendations with respect to our compensation programs, practices and packages for executives, other employees and directors. Our chairman makes recommendations to our compensation committee on the base salary, bonus targets and equity compensation for the executive team and other employees. Our compensation committee considers, but is not bound by and does not always accept, management’s recommendations with respect to executive compensation.

Our compensation committee has also in the past received input from an independent compensation consultant prior to finalizing determinations on material aspects of our compensation programs, practices and packages, and it expects to do so again from time to time. In 2018 our compensation committee did not engage an independent compensation consultant.

Mr. Rysavy attends some of our compensation committee’s meetings, but our compensation committee also holds executive sessions not attended by any members of management or non-independent directors. Our compensation committee discusses Mr. Rysavy’s compensation packages with him, but makes decisions with respect to his compensation without him present. Our compensation committee has the ultimate authority to make decisions with respect to the compensation of our named executive officers, but may, if it chooses, delegate any of its responsibilities to subcommittees. Our compensation committee has delegated to the administrative committee of our board of directors, comprised of Mr. Rysavy, the authority to grant long-term incentive awards to employees at or below the level of vice president under guidelines set by our compensation committee.

Elements of Our Compensation Program

Our compensation committee believes that compensation paid to executive officers and other members of our senior management should be closely aligned with our performance on both a short-term and a long-term basis, and that such compensation should assist us in attracting and retaining talented persons who are committed to our mission and critical to our long-term success. To that end, our compensation committee believes that the compensation packages for executive officers should consist of three principal components:

•

Base Salary. Base salaries for executive officers are reviewed on an annual basis and at the time of promotion or other change in responsibilities. Starting salary levels and increases in salary are based on subjective evaluation of such factors as the level of responsibility, individual performance, market value of the officer’s skill set, and relative salary differences within our company for different job levels. Consideration of the same factors and general economic conditions may also result in the reduction of an officer’s base salary.

•

Annual Incentive Bonus. Annual incentive bonuses are awarded in the discretion of our compensation committee and generally granted based on a percentage of each executive officer’s base salary. Our executive officers’ annual incentive bonus potentials are expected to range from approximately 30% to 100% of each executive officer’s base salary, depending upon his or her position. After the end of the year, our compensation committee reviews our business unit and overall financial performance and each executive officer’s individual performance in determining whether such executive officer should be awarded a bonus.

•

Long-Term Incentive Compensation. Long-term, performance-based compensation of executive officers and other employees takes the form of stock option awards and restricted stock units granted pursuant to the Gaia, Inc. 2009 Long-Term Incentive Plan. There were no such grants in 2018.

On February 21, 2019, our board also approved, subject to shareholder approval, a new 2019 Long-Term Incentive Plan to replace the 2009 Long-Term Incentive Plan, which will expire in accordance with its terms on April 23, 2019.  The terms of the proposed 2019 Long-Term Incentive Plan are substantially similar to the terms of the 2009 Long-Term Incentive Plan.

We have selected these elements because each is considered useful and/or necessary to meet one or more of the principal objectives of our compensation policy. For instance, base salary and bonus target percentages are set with the goal of attracting employees and adequately compensating and rewarding them on a day-to-day basis for the services they perform and for achieving short-term business objectives, while our equity programs are geared toward providing an incentive and reward for the achievement of long-term business objectives and retaining key talent. We believe that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the objectives of our compensation program.

Our compensation committee believes in the importance of equity ownership for all executive officers and a broader-based segment of our work force, for purposes of economic incentive, key employee retention and alignment of employees’ interests with those of shareholders. Our compensation committee believes that the Gaia, Inc. 2009 Long-Term Incentive Plan has provided, and the proposed Gaia, Inc. 2019 Long-Term Incentive Plan will provide, valuable flexibility to achieve a balance between providing equity-based compensation for employees and creating and maintaining long-term shareholder value.

Stock option grants and restricted stock unit awards are typically made when a new executive officer is hired, and in determining the size of stock option grants and restricted stock unit awards, our compensation committee bases its determinations on such subjective considerations as the individual’s position within management, experience, market value of the executive’s skill set, and historical grant amounts to similarly positioned executives of our company. Our policy is that the exercise price of an option grant or a restricted stock unit award shall be equal to or greater than the closing price of the Class A common stock on the date of grant and, accordingly, will have value only if the market price of the Class A common stock increases after that date. The stock options granted pursuant to both the Gaia, Inc. 2009 Long-Term Incentive Plan and the proposed Gaia, Inc. 2019 Long-Term Incentive Plan generally vest at 2% per month during the 11th through 60th month after the date of grant with respect to the first option grant award to an individual, and generally vest at 2% per month beginning in the first full month after the date of grant with respect to subsequent option grants or restricted stock unit awards. The restricted stock units granted pursuant to both the Gaia, Inc. 2009 Long-Term Incentive Plan and the proposed Gaia, Inc. 2019 Long-Term Incentive Plan generally vest on a specific date approximately five years from the date of grant.

Our compensation committee reviews our compensation program on an annual basis. In setting compensation levels for a particular executive, our compensation committee takes into consideration the proposed compensation package as a whole and each element individually, but does not apply any specific formula in doing so. While the importance of one compensation element to another may vary among executive officers, our compensation committee attempts to correlate the overall compensation package to each executive officer’s past and expected future contributions to our business. We currently do not have any employment agreements with our executive officers.

Consideration of Say-on-Pay Vote Results

At the 2017 annual meeting of shareholders, our shareholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. Our compensation committee reviewed and considered the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote. Further, at the 2017 annual meeting of shareholders, our shareholders voted, on an advisory basis, for holding an advisory vote to approve named executive officer compensation every three years. Accordingly, our board of directors determined that Gaia will hold the next advisory vote to approve named executive officer compensation at the 2020 annual meeting of shareholders.

Risk Assessments

With respect to risk related to compensation matters, our compensation committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Our executive officers’ base salaries are fixed in amount and thus do not encourage risk-taking. Bonuses generally are capped and are tied to overall business unit and corporate performance. A portion of compensation provided to the executive officers has in the past been in the form of stock options that are important to help further align executives’ interests with those of our shareholders. Our compensation committee believes that these awards do not encourage unnecessary or excessive risk-taking, as the value of the stock options fluctuate with our stock price and do not represent significant downward/upward risk and reward.

Summary Compensation Table

The following table includes information concerning compensation for each of the last two years for our named executive officers.

Name and Principal Position	Year	Salary (2)	Bonus (2)	Option and Restricted Stock Unit Awards (3)	All Other Compensation (4)	Total
Jirka Rysavy (1)	2018	$498,831	$480,000	$763,195	$4,800	$1,746,826
Chairman, Chief Executive Officer and Director	2017	$478,293	$475,000	$—	$1,800	$955,093
Brad Warkins	2017	$355,833	$256,800	$544,414	$4,800	$1,161,847
President and Chief Operating Officer	2017	$334,842	$200,000	$—	$3,300	$538,142
Paul Tarell	2018	$307,023	$212,138	$399,775	$4,800	$923,736
Chief Financial Officer	2017	$273,386	$159,375	$—	$3,300	$436,061
Jaymi Bauer	2018	$333,893	$240,750	$425,317	$4,800	$1,004,760
Chief Marketing Officer	2017	$313,909	$187,500	$—	$3,300	$504,709

(1)	Mr. Rysavy does not receive any compensation for his service as a director. Further information about Mr. Rysavy’s compensation is provided below under the heading “Compensation of Mr. Rysavy.”

(2)

The Salary and Bonus columns represent amounts when earned and, because of the timing of payments, do not represent amounts paid during each presented year. The annual salary for each named executive officer as of December 31, 2018 was $508,800 for Mr. Rysavy (see footnote 1); $362,944 for Mr. Warkins; $319,821 for Mr. Tarell; and $340,260 for Ms. Bauer. Further information about Mr. Rysavy’s compensation is provided below under the heading “Compensation of Mr. Rysavy.” Bonuses are generally given at the discretion of our compensation committee and are typically paid between February and June of the year following the year earned.

(3)

The amounts in the Option and Restricted Stock Unit Awards column reflect the grant date fair value of new awards or modifications to existing awards. In October 2018, the compensation committee approved restricted stock unit awards under the Gaia, Inc. 2009 Long-Term Equity Plan to Mr. Rysavy in the amount of 53,784 units, to Mr. Warkins in the amount of 38,366 units, to Mr. Tarell 28,173 and to Ms. Bauer in the amount of 29,973 units. Assumptions used in the calculation of the amounts are included in Note 9 to our consolidated financial statements for the year ended December 31, 2018 in our Annual Report on Form 10-K.

(4)

All Other Compensation for each of Mr. Rysavy, Mr. Warkins, Mr. Tarell and Ms. Bauer includes a $1,800 cell phone allowance in 2018 and 2017 and $3,000 of 401(k) company matching contributions in 2018. The amount also includes $1,500 of 401(k) company matching contributions in 2017 for Mr. Warkins, Mr. Tarell and Ms. Bauer in 2017.

Outstanding Equity Awards at Fiscal Year-End Table

The following table includes certain information as of December 31, 2018 with respect to unexercised options and restricted stock units previously awarded to our executive officers named above in the Summary Compensation Table.

	Option and Restricted Stock Unit Awards
	Number of Securities Underlying Unexercised Options and Restricted Stock Units (#)	Number of Securities Underlying Unexercised Options and Restricted Stock Units (#)	Option Exercise Price	Option and Restricted Stock Unit Expiration Date
Name	Exercisable (1)	Unexercisable (1)	(1) (2)	(1)
Jirka Rysavy	—	87,096	—	4/1/20
	—	96,283	—	4/1/22
	—	53,784	—	4/1/24
Brad Warkins	25,000	—	$6.18	10/30/23
	49,000	1,000	$7.71	11/4/24
	15,000	—	$5.00	6/2/25
	—	67,204	—	4/1/20
	—	64,864	—	4/1/22
	—	38,366	—	4/1/24
Paul Tarell	24,000	—	$5.03	9/16/23
	—	46,370	—	4/1/20
	—	50,000	—	4/1/22
	—	28,173	—	4/1/24
Jaymi Bauer	26,400	3,600	$7.82	6/16/24
	—	56,003	—	4/1/20
	—	50,675	—	4/1/22
	—	29,973	—	4/1/24

(1)

This table reflects the status of option and restricted stock unit awards granted pursuant to the Gaia, Inc. 2009 Long-Term Incentive Plan as of December 31, 2018. The options vest and become exercisable at 2% per month over the 50 months beginning either (i) in the 11th month after date of grant, or (ii) in the first full month after the date of grant. The exercise price of the options is equal to or greater than the closing stock market price of our Class A common stock on the date of grant. Options granted during 2011 and thereafter expire ten years from the date of grant. The restricted stock units granted in February 2016 will vest on March 16, 2020, the restricted stock units granted in November 2016 will vest on March 31, 2022, and the restricted stock units granted in October 2018 will vest on March 31, 2024, in each case, provided that the holder is still an employee or director of Gaia on that date.

(2)	Certain option awards originally granted prior to 2009 for Mr. Warkins were repriced to $5.00 per share in 2009.

Generally Available Benefit Programs

We maintain a tax-qualified 401(k) Plan, which provides for broad-based employee participation. Our executive officers are eligible to participate in the 401(k) Plan on the same basis as other employees. On April 1, 2007, we started making matching contributions to the 401(k) Plan. As of that date, under the 401(k) Plan, all of our employees are eligible to receive matching contributions from us, and this matching contribution equals $0.50 for each dollar contributed by an employee up to a maximum annual matching benefit of $1,500 per person. The matching contribution is calculated and paid on a payroll-by-payroll basis subject to applicable Federal limits. We do not provide defined benefit pension plans or defined contribution retirement plans to our executives or other employees other than our 401(k) Plan described herein.

In 2018, our executive officers were eligible to receive the same health care coverage that is generally available to our other employees. We also offered a number of other benefits to our named executive officers pursuant to benefit programs that provide for broad-based employee participation. These benefits programs included medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel insurance, wellness programs (including chiropractic, massage therapy, acupuncture, and fitness classes), relocation/expatriate programs and services, educational assistance, and certain other benefits.

Our compensation committee believes that our 401(k) Plan and the other generally available benefit programs allow us to remain competitive for employee talent, and that the availability of the benefit programs generally enhances employee productivity and loyalty to us. The main objectives of our benefits programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhanced health and productivity, in full compliance with applicable legal requirements. Typically, these generally available benefits do not specifically factor into decisions regarding an individual executive officer’s total compensation or equity-based award package.

Stock Option and Restricted Stock Unit Grant Timing Practices

During 2018, our compensation committee and our board consistently applied the following guidelines for stock option grant and timing practices.

•

New Employees: stock option grants to new hires are effective on the first day of the new employee’s employment with us or upon approval by our compensation committee, and the exercise price for the options is set at the closing price of our Class A common stock on the day prior to approval.

•

Existing Employees: stock option and restricted stock unit grants to existing employees are effective on the date that our compensation committee approves the grant, and the exercise price for the options is set at or above the closing price of our Class A common stock on the day prior to approval.

Our directors, officers, and managers are required to sign a confidentiality agreement and, upon receiving a stock option grant or a restricted stock unit award, a two-year non-compete agreement commencing with the date they leave our company.

Compensation of Mr. Rysavy

The board-approved annual base salary for Mr. Rysavy for 2018 and 2017 was $508,800 and $480,000, respectively. Mr. Rysavy serves as our Chairman and Chief Executive Officer and is our largest shareholder.

In 2018, our compensation committee granted Mr. Rysavy 53,784 restricted stock units, which will vest on March 31, 2024, subject to Mr. Rysavy’s continued service as an employee or director of Gaia.

Our compensation committee and our board of directors strongly believe that Mr. Rysavy’s salary and overall compensation level are modest given the importance of Mr. Rysavy to our future, his previous experience and business accomplishments and the market value of his skill set as an executive.

Consideration of Say-on-Pay Vote Results

At the 2017 annual meeting of shareholders, our shareholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. Our compensation committee reviewed and considered the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote. Further, at the 2017 annual meeting of shareholders, our shareholders voted, on an advisory basis, for holding an advisory vote to approve named executive officer compensation every three years. Accordingly, our board of directors determined that Gaia will hold the next advisory vote to approve named executive officer compensation at the 2020 annual meeting of shareholders.

PROPOSAL 2

APPROVAL OF THE GAIA, INC.

2019 LONG-TERM INCENTIVE PLAN

General

The Gaia, Inc. 2019 Long-Term Incentive Plan (the “2019 Incentive Plan”) was approved by our board of directors on February 21, 2019.  Our board recommends that our shareholders approve the 2019 Incentive Plan.  The following is a summary of the material features of the 2019 Incentive Plan, which is qualified in its entirety by reference to the copy of the 2019 Incentive Plan attached hereto as Exhibit A and incorporated herein by reference in its entirety.

Summary of the 2019 Incentive Plan

The purpose of the 2019 Incentive Plan is to advance the interests of our company and its shareholders by providing incentives to certain employees and other key individuals who perform services for us, including those who contribute significantly to the strategic and long-term performance objectives and growth of our company.

The 2019 Incentive Plan is administered by our board of directors or, if the board of directors so designates, by a committee of the board. Our board of directors has designated the board’s compensation committee to administer the 2019 Incentive Plan. The compensation committee may delegate administrative responsibilities if so permitted by applicable law, other than with respect to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The 2019 Incentive Plan provides for the granting of several types of awards, including stock options, stock appreciation rights, or SARs (rights to receive, without payment to us, cash, Class A Common Stock, other property or any combination thereof, based on the increase in the value of the number of shares of Class A Common Stock specified in the award), restricted stock (an award of a number of shares of Class A Common Stock that are subject to certain restrictions, such as a requirement that the shares shall be forfeited if the holder’s employment or performance of services for us terminates), performance grants (cash, shares of Class A Common Stock, other consideration such as other of our company’s securities or property or a combination thereof that is paid based on the performance of the holder, our company, one or more of our subsidiaries, divisions or units, or any combination thereof) and other awards deemed by the compensation committee to be consistent with the purposes of the 2019 Incentive Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the compensation committee.

A maximum of 1,800,000 shares of our Class A Common Stock will be authorized to be issued under the 2019 Incentive Plan in connection with the grant of awards, subject to adjustments described below. As of March 1, 2019, the market value of the Class A Common Stock that may be granted under the 2019 Incentive Plan was $19,890,000.  The Class A Common Stock issued under the 2019 Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If our Class A Common Stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights is reacquired by us pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the Class A Common Stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.

Our compensation committee will have exclusive discretion to select the employees and other key individuals performing services for us to whom awards will be granted; to determine the type, size and terms of each award; to modify within certain limits the terms of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the 2019 Incentive Plan; and to make all other determinations that it deems necessary or desirable in the interpretation and administration of the 2019 Incentive Plan. Our compensation committee will have the authority to administer and interpret the 2019 Incentive Plan, and its decisions will be final, conclusive and binding. We currently anticipate that approximately 100 of our employees or other key individuals will be eligible to participate in the 2019 Incentive Plan. It is not possible to determine awards that will be made under the 2019 Incentive Plan to any person, nor is it possible to estimate the amount of awards that any person might have received under the 2019 Incentive Plan in the last completed fiscal year if the plan had been in effect during that year.

Awards under the 2019 Incentive Plan

Stock Options.  A stock option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of our Class A Common Stock at a price fixed by the compensation committee.  The option exercise price for nonqualified options may be equal to or greater than the fair market value of the Class A Common Stock on the date of grant.  In the case of incentive stock options, the option exercise price may not be less than the fair market value of the underlying shares of Class A Common Stock on the date of grant and, with respect to incentive stock options granted to our employees or any of our affiliates who own more than 10% of the voting power of all classes of our stock or the stock of any of our affiliates, the option exercise price may not be less than 110% of fair market value on the date of the grant.

Stock options will generally expire not later than ten years or, in the case of incentive stock options granted to employees who own more than 10% of our stock, five years, after the date on which they are granted.  Stock options become exercisable at such times and in such installments as the compensation committee determines.  Payment of the option exercise price must be made in full at the time of exercise in cash, by tendering to us shares of Class A Common Stock, by a combination thereof or by any other means that the compensation committee deems appropriate, which may include the surrender of rights in one or more outstanding awards.

Other Awards.  The 2019 Incentive Plan also authorizes several other types of awards.  These include SARs, restricted stock and performance grants.

Additional Information

Under the 2019 Incentive Plan, if any change in the outstanding shares of Class A Common Stock occurs by reason of a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, then our compensation committee shall make an equitable adjustment in the terms of any outstanding award or in the number of shares of Class A Common Stock available for awards.

The 2019 Incentive Plan permits our compensation committee to determine whether it is advisable for us or any of our affiliates to provide financing in connection with the exercise of an award and the payment of related taxes, or to assist in obtaining financing from a bank or other third party in this regard.  Such assistance may take any form and be on such terms as our compensation committee considers appropriate, which may include a direct loan, a guaranty of the obligation to a third party or the maintenance by us or any of our affiliates of deposits with a bank or third party.

Our compensation committee may permit payment of taxes required to be withheld with respect to an award in any appropriate manner, which may include by the surrender to us of shares of Class A Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award.

Generally, no awards under the 2019 Incentive Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a holder’s death), although our compensation committee may approve transfers of awards to certain permitted transferees as defined under the 2019 Incentive Plan.

The expenses of the 2019 Incentive Plan are borne by us.  The 2019 Incentive Plan will terminate upon the earlier of the adoption of a resolution by the board of directors terminating the 2019 Incentive Plan or the close of business on the tenth anniversary of the effective date, unless extended by action of the board of directors for up to an additional five years for the grant of awards other than incentive stock options.  However, the compensation committee may not grant any award under the 2019 Incentive Plan after the tenth anniversary of the earlier of the adoption of the 2019 Incentive Plan by the board of directors and the effective date.

The board of directors may amend the 2019 Incentive Plan at any time and from time to time.  However, if failure to obtain shareholder approval would adversely affect compliance of the 2019 Incentive Plan with any applicable law or regulation, no amendment will be effective unless and until approved by shareholders.  In addition, the compensation committee may in its discretion amend the terms of any previously granted award in any manner it deems appropriate, including acceleration of the date of exercise of any award or payments thereunder or repricing of any award) if the compensation committee could grant such amended award under the terms of the 2019 Incentive Plan at the time of such amendment.  No amendment of the 2019 Incentive Plan and, subject to limited exceptions, no amendment to any previously granted award may adversely affect in a material manner any right of any participant with respect to the previously granted award without such participant’s written consent.

Federal Income Tax Consequences

The following is a summary of the principal current federal income tax consequences to us and to an award recipient of the issuance and exercise of options under the 2019 Incentive Plan. This summary does not describe all federal tax consequences under the 2019 Incentive Plan, nor does it describe state, local or foreign tax consequences.

Incentive Stock Options.  No taxable income is realized by the award recipient upon the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the award recipient.  If the award recipient does not dispose of the shares received upon exercise of an incentive stock option within two years from the date of grant and within one year after the transfer of such shares to the award recipient, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the award recipient as a long-term capital gain and any loss sustained will be a long-term capital loss. In that case, we will not be allowed any deduction for federal income tax purposes.

If the shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year or one-year holding periods described above, generally the award recipient will realize ordinary income in the year of disposition. The ordinary income will equal the amount of the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms’-length sale of such shares) over the exercise price thereof, and we will be entitled to deduct such amount. Any further gain or loss realized will be treated as short-term or long-term capital gain or loss and will not result in any deduction by us. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A Common Stock.

If an incentive stock option is exercised at a time when it does not qualify for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an employee.

Nonqualified Options.  No income is realized by the award recipient at the time a nonqualified stock option is granted. Generally, upon exercise, ordinary income is realized by the award recipient in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount. At disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss.

* * * * *

At the meeting, the approval of the 2019 Incentive Plan requires the affirmative vote of a majority of the total votes cast on the proposal.  In determining whether the proposal has received a majority, abstentions and broker non-votes will not be considered as votes cast and therefore will have no effect on the vote.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE PROPOSAL TO APPROVE THE 2019 INCENTIVE PLAN.

PROPOSAL 3

APPROVAL OF THE GAIA, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

General

The Gaia, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”) was approved by our board of directors on February 21, 2019. Our board recommends that our shareholders approve the ESPP.  The following is a summary of the material features of the ESPP, which is qualified in its entirety by reference to the copy of the ESPP attached hereto as Exhibit B and incorporated herein by reference in its entirety.

Summary of the ESPP

The purpose of the ESPP is to provide eligible employees an opportunity to purchase shares of our Class A common stock over time through regular payroll deductions.

The ESPP will initially reserve and authorize the issuance of up to a total of 300,000 shares of our Class A common stock to participating employees, with such number of shares subject to adjustment for stock splits, stock dividends, or other changes in our capital stock, and certain corporate transactions. The number of shares of Class A common stock available for issuance under the ESPP will be increased on the first day of each year beginning with 2020 in an amount equal to the number of shares issued under the ESPP in the prior year.  No participant may purchase more than 1,000 shares of our Class A common stock during any offering period under the ESPP, but in any event, under applicable tax rules, an employee may purchase no more than $25,000 worth of shares of our Class A common stock, valued at the start of the offering period, under the ESPP for each calendar year in which a purchase right is outstanding.

Generally, all of our employees (including those of our subsidiaries, other than those subsidiaries excluded from participation by our board of directors or our compensation committee) who have been employed for at least one year and whose customary employment is for at least 20 hours per week and for more than five months in any calendar year are eligible to participate in the ESPP, but no employee may participate in an offering period if the employee owns 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries.

The ESPP permits employees to purchase our Class A common stock through payroll deductions during semi-annual offerings periods, with the first offering period beginning July 1, 2019, or during such other offering periods as the compensation committee may determine. Participants may authorize payroll deductions of a specific percentage of compensation between 1% and 15%, with such deductions being accumulated for semi-annual purchase periods beginning on the first business day of each offering period and ending on the last business day of each offering period.

Under the terms of the ESPP, the purchase price per share will equal the lesser of (a) 85% of the fair market value of a share of our Class A common stock on the first day of the applicable offering period or (b) 85% of the fair market value of a share of our Class A common stock on the last day of the applicable offering period, although the compensation committee has discretion to change the purchase price with respect to future offering periods. In no event can the purchase price per share be less than the lesser of (a) 85% of the fair market value of a share of our Class A common stock on the first business day of the applicable offering period or (b) 85% of the fair market value of a share of our Class A common stock on the last business day of the applicable offering period.

The accumulated contributions of any employee who is not a participant in the ESPP on the last day of a purchase period will be refunded. An employee’s rights under the ESPP terminate upon voluntary withdrawal from the plan or when the employee ceases employment with us for any reason.

The ESPP will be administered by the compensation committee or a designee of the compensation committee. The ESPP may be amended or terminated by our board of directors or the compensation committee but may not be amended without prior shareholder approval to the extent required by Section 423 of the Code. The ESPP will automatically terminate on the 10-year anniversary of the date the ESPP was adopted by our board of directors.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of certain awards and transactions under the ESPP. This summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular participant. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

The payroll deductions withheld from a participant’s pay under the ESPP will be taxable income to the participant and must be included in the participant’s gross income for federal income tax purposes in the year which such amounts otherwise would have been received.

A participant will not be required to recognize any income for federal income tax purposes either at the time the participant is granted an option (which will be on the first day of the offering period) or by virtue of the exercise of the option (which will take place on the last day of such offering period). The federal income tax consequences of a sale or disposition of shares acquired under the ESPP depend in part on the length of time the shares are held by a participant before such sale or disposition. If a participant sells or otherwise disposes of shares acquired under the ESPP (other than any transfer resulting from death) within two years after the first day of the applicable offering period or one year after the shares are acquired (the “Holding Period”), the participant must recognize ordinary compensation income in the year of such disposition in an amount equal to the excess of (i) the fair market value of the shares on the date such shares were acquired over (ii) the price paid for the shares by the participant. The amount of “ordinary” compensation income recognized by the participant will be added to the participant’s basis in such shares for purposes of determining any additional gain or loss realized by the participant on the sale of the shares. Any such additional gain or loss will be taxed as capital gain or loss, long or short, depending on how long the participant held the shares.

If a participant sells shares acquired under the ESPP after the Holding Period or if the participant dies, the participant or the participant’s estate must include as ordinary compensation income in the year of sale (or the taxable year ending upon death) an amount equal to the lesser of (i) the excess of the fair market value of the shares on the first day of the offering period over the option price (determined as if the option had been exercised on the first day of the offering period), or (ii) the excess of the fair market value of the shares at the time of sale of the shares or on the date of death over the price paid for the shares by the participant. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the participant will be added to the participant’s basis in such shares. Any gain realized upon the sale in excess of such basis will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

We will not receive any income tax deduction as a result of issuing shares pursuant to the ESPP, except to the extent that a participant is required to include as ordinary income amounts arising upon the sale or disposition of such shares as discussed above.

* * * * *

At the meeting, the approval of the ESPP requires the affirmative vote of a majority of the total votes cast on the proposal. In determining whether the proposal has received a majority, abstentions and broker non-votes will not be considered as votes cast and therefore will have no effect on the vote.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE PROPOSAL TO APPROVE THE ESPP.

AUDIT COMMITTEE REPORT

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, for the preparation of our consolidated financial statements, and for the public reporting process. Our audit committee, on behalf of our board of directors, oversees management’s conduct of internal control processes and procedures for financial reporting designed to ensure the integrity and accuracy of our consolidated financial statements and to ensure that we are able to timely record, process and report information required for public disclosure. In connection with the 2018 audit, our audit committee has:

•	reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2018 and the notes thereto;
•

discussed with Plante & Moran PLLC (“Plante Moran”), our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board;

•

received the written disclosures and the letter from Plante Moran required by applicable requirements of the Public Company Accounting Oversight Board regarding Plante Moran’s communications with the audit committee concerning independence, and has discussed with Plante Moran its independence.

•

recommended to our board of directors that our audited consolidated financial statements for the year ended December 31, 2018 be included in our Annual Report on Form 10-K for 2018 for filing with the Securities and Exchange Commission in reliance upon (1) our audit committee’s reviews and discussions with management and Plante Moran, (2) the receipt of an opinion from Plante Moran, dated March 4, 2019, stating that our consolidated financial statements present fairly, in all material respects, the financial position of the company as of December 31, 2018, and the results of our operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America, (3) the receipt of an opinion from EKS&H LLLP, dated February 26, 2018, stating that our consolidated financial statements present fairly, in all material respects, the financial position of the company as of December 31, 2017, and the results of our operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America..

Audit Committee

Paul Sutherland, Chairperson
Chris Jaeb

This Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that we specifically request that this information be treated as “soliciting material” or specifically incorporate this information by reference into a document filed under the Securities Act or the Securities Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Effective October 1, 2018, EKS&H LLLP (“EKS&H”), the independent registered public accounting firm for Gaia, combined with Plante Moran. As a result of this transaction, on October 1, 2018, EKS&H resigned as the independent registered public accounting firm for Gaia. Concurrent with such resignation, Gaia’s audit committee approved the engagement of Plante Moran as the new independent registered public accounting firm for Gaia. The audit reports of EKS&H on Gaia’s financial statements for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period preceding EKS&H’s resignation, there were no disagreements between Gaia and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H would have caused them to make reference thereto in their reports on Gaia’s financial statements for such years. During the two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period preceding EKS&H’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period preceding Plante Moran’s engagement, Gaia did not consult with Plante Moran on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on Gaia’s financial statements, and Plante Moran did not provide either a written report or oral advice to Gaia that Plante Moran concluded was an important factor considered by Gaia in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided EKS&H a copy of the foregoing disclosures and requested that EKS&H furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of EKS&H’s letter concurring with the foregoing disclosures was attached as Exhibit 16.1 to the Form 8-K filed by Gaia on October 4, 2018.

The following table presents fees for professional services rendered by EKS&H and Plante Moran for the fiscal years ended December 31, 2018 and 2017:

Audit and Non-Audit Fees (in thousands)	Plante Moran 2018	EKS&H 2018	EKS&H 2017
Audit fees (1)	$166	$36	$190
Audit-related fees (2)	—	8	12
Tax fees (3)	—	—	—
Total	$166	$44	$202

(1)

Audit fees are fees that we paid for the audit of our annual consolidated financial statements included in our annual report on Form 10-K and review of unaudited consolidated financial statements included in our quarterly reports on Form 10-Q; for the audit of our internal control over financial reporting; for services that are normally provided by the auditor in connection with business combination and statutory or regulatory filings or engagements; and all costs and expenses in connection with the above.

(2)

Audit-related fees consisted of accounting consultations and for services related to the separation of Gaiam Brand Business and our subscription business and all costs and expenses in connection with those consultations and services.

(3)	Tax fees represent fees charged for services for tax advice, tax compliance, and tax planning.

In accordance with the policies of our audit committee and legal requirements, all services to be provided by our independent registered public accounting firm are pre-approved by our audit committee. Pre-approved services include audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full audit committee for up to a year, and such services relate to a particular defined task or scope of work and are subject to a specific budget. In other cases, the chairman of our audit committee has the delegated authority from our audit committee to pre-approve additional services, and such action is then communicated to the full audit committee at the next audit committee meeting. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. If we need such services, we obtain them from other service providers.

Plante Moran is currently engaged to provide auditing services through August 2019. The audit committee has not yet considered or selected an independent registered public accounting firm to provide auditing services for the remainder of 2019. Representatives of Plante Moran are expected to be present at our 2019 annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, officers and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our Class A common stock and other equity securities of our company. Our directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish us with copies of all of the Section 16(a) reports they file.

Based solely upon a review of the copies of the forms furnished to us, and the representations made by the reporting persons to us, the following persons failed to file on a timely basis the following reports required by Section 16(a) during the fiscal year ended December 31, 2018:  David Maisel filed a late report related to the acquisition of Class A common stock for shares purchased in conjunction with our public offering in March 2018 and Paul Sutherland filed a late report for the director stock option grant he received in May 2018.

SHAREHOLDER PROPOSALS

We have scheduled our 2020 annual meeting of shareholders for April 23, 2020.

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the Securities and Exchange Commission and our Bylaws. For shareholder proposals to be considered for inclusion in our proxy statement and proxy card relating to our 2020 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act, they must be received by us not later than 5:00 p.m. Mountain Standard Time on November 14, 2019. Such proposals must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules.

In addition, under the terms of our Bylaws, shareholders who desire to present a proposal for action or to nominate directors (other than proposals to be included in our proxy statement and proxy card pursuant to Rule 14a-8 promulgated under the Securities Exchange Act) at our 2020 annual meeting of shareholders must provide notice in writing of such proposal or nomination to us no earlier than January 4, 2020 and no later than 5:00 p.m. Mountain Standard Time on January 29, 2020. Shareholder notices must contain the information required by our Bylaws.

All proposals or other notices should be addressed to us at 833 West South Boulder Road, Louisville, Colorado 80027, Attention: Corporate Secretary, Gaia, Inc.

If we do not have notice of a matter to come before our 2020 annual meeting of shareholders before the deadlines described above, your proxy card for such annual meeting will confer discretionary authority to vote on such matter.

DELIVERY OF MATERIALS

Securities and Exchange Commission rules permit a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, will be sent to that address unless any shareholder at that address gave contrary instructions. Upon written or oral request, we will promptly deliver a copy of such materials to any shareholder requesting the same. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or if any shareholders who share an address are receiving multiple copies of annual reports, proxy statements or Notices of Internet Availability of Proxy Statements and wish to receive a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, in the future, please contact Broadridge Financial Solutions, Inc. in writing by mailing to Broadridge Financial Solutions, Inc., Attention: Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or calling (800) 542-1061. You can also contact us by calling (303) 222-3600.

We will provide without charge to any beneficial owner of our Class A common stock as of the record date a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, upon written or oral request at the following address and telephone number: Gaia, Inc., 833 West South Boulder Road, Louisville, Colorado 80027, Attention: Corporate Secretary, (303) 222-3600. We will also provide a list briefly describing any exhibits not contained in our Annual Report on Form 10-K and will furnish a copy of any exhibit not contained therein to a requesting shareholder upon payment of a fee to reimburse our reasonable expenses in furnishing such exhibit.

COMMUNICATION WITH THE BOARD

Shareholders may communicate with our board of directors, including the non-management directors, by sending a letter to the Gaia Board of Directors, c/o Corporate Secretary, Gaia, Inc., 833 West South Boulder Road, Louisville, Colorado 80027. Our corporate secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our corporate secretary will submit your correspondence to the chairman of the board or to any specific director to whom the correspondence is directed.

OTHER MATTERS

Our management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to the matters set forth in the notice of annual meeting and this proxy statement. However, if other matters requiring the vote of the shareholders are properly brought before the annual meeting, it is the intention of the person named in the enclosed proxy to vote the proxies held by him in accordance with his best judgment on such matters.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE BY THE INTERNET OR BY TELEPHONE PROMPTLY, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

Exhibit A

Gaia, Inc.

2019 Long-Term Incentive Plan

Section 1.  Purpose.  The purpose of this Plan is to advance the interests of Gaia and its shareholders by providing incentives to certain Eligible Persons (as defined below) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2.  Definitions.  Certain capitalized terms applicable to this Plan are set forth in Appendix A.

Section 3.  Administration.  The Committee shall administer this Plan and shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, or an entity acquired by the Company or with which the Company combines. The number of Class A Shares underlying such substitute Awards shall be counted against the aggregate number of Class A Shares available for Awards under this Plan.

The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made to Participants or to be made to Eligible Persons. Notwithstanding the foregoing or any other provision of this Plan, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, Gaia shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by law. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by Gaia in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by Gaia as authorized in this Section.

Section 4.  Participation.  Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Section 5.  Awards under this Plan.

(a)

Types of Awards.  Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

(b)

Maximum Number of Shares that May be Issued.  There may be issued under this Plan (as Restricted Stock, as Restricted Stock Units, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 1,800,000 Class A Shares, subject to adjustment as provided in Section 15.  No Eligible Person may receive Awards under this Plan for more than 250,000 Class A Shares in any one fiscal year of the Company, subject to adjustment as provided in Section 15.  Class A Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.  If any Class A Shares issued as Restricted Stock, Restricted Stock Units or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Class A Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c)

Rights with Respect to Class A Shares and Other Securities.  Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Class A Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a book entry or stock certificate to such Participant for such Class A Shares or other instrument of ownership, if any.  Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry or stock certificate or other instrument of ownership, if any, is required to be issued based upon the date any Award was exercised.  In all events, a Participant with whom an Award agreement is made to issue Class A Shares in the future shall have no rights as a shareholder with respect to such Class A Shares related to such agreement until issuance to such Participant of a book entry or stock certificate representing such shares.

Section 6.  Stock Options.  The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of Gaia (or any parent or subsidiary of Gaia) and who have other Awards only to the extent that such other Awards do not disqualify the Incentive Stock Option’s status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Class A Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)

The exercise price of a Stock Option may be equal to or greater than the Fair Market Value of the Class A Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted.

(b)

The Committee shall determine the number of Class A Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with another Award, the number of Class A Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(c)	Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.
(d)	A Stock Option shall not be exercisable:

(i)

in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

(ii)	unless payment in full is made for the shares being acquired thereunder at the time of exercise as provided in subsection 6(i).
(e)

The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code and provided, further, that if a Participant’s employment is terminated for a reason other than “cause” (as defined in such Participant’s Award agreement or employment agreement, if any), then such Participant’s right to exercise his or her Stock Options (to the extent that the Participant is entitled to exercise on the date employment terminates) shall continue until the earlier of the option expiration date or (i) at least six (6) months from the date of termination if termination was caused by death or disability and (ii) at least thirty (30) days from the date of termination if termination was caused by other than death or disability.

(f)

It is the intent of Gaia that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.  ~~If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall fail to qualify as an Incentive Stock Option, then, to the extent of such failure, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan; provided, that, such Stock Option (or portion thereof) otherwise complies with this Plan’s requirements relating to Nonqualified Stock Options.~~ In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

(g)

A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

(h)

For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Class A Shares, the surrender of all or part of an Award or another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion.

Section 7.  Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock

Appreciation Rights or the Class A Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)

The Committee shall determine the number of Class A Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with another Award, the number of Class A Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b)

The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

(c)

An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised another Award (or any portion of such other Award) to Gaia and to receive from Gaia in exchange thereof, without payment to Gaia, that number of Class A Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Gaia Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Class A Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

(d)

A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

Section 8.  Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock or Restricted Stock Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

(a)

The Committee shall determine the number of Class A Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)

Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a book entry or stock certificate representing the Class A Shares subject to such Award.

(c)

Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Class A Shares awarded and prior to the expiration of the Restricted Period, ownership of such Class A Shares, including the right to vote such Class A Shares and to receive dividends or other distributions made or paid with respect to such Class A Shares (provided that such Class A Shares, and any new, additional or different shares, or Other Gaia Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Class A Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Gaia, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

(d)

The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock or Restricted Stock Units the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

(e)

The Committee may grant Awards of Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units.  The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Class A Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

Section 9.  Performance Grants.  The Committee may grant Awards of Performance Grants either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Committee (the “Actual Value”), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Class A Shares, Other Gaia Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Committee.

(a)

The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with another Award. As determined by the Committee, the maximum value of each Performance Grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Class A Shares, Other Gaia Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with another Award, the Performance Grant may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b)

The award period (“Award Period”) related to any Performance Grant shall be a period determined by the Committee.  At the time each Award is made or within the first 90 days of any performance period, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

(c)

The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

(d)

The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and any associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

(i)

was not awarded in conjunction with another Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

(ii)

was awarded in conjunction with another Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made pursuant to criteria specified by the Committee and as promptly as practicable following the end of the Award Period, upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine.

(e)

Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Gaia as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Class A Shares, Other Gaia Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

Section 10.  Deferral of Compensation.  The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be (i) forfeited to Gaia or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company); (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or;(iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.  Notwithstanding the foregoing or any other provision of this Plan, any deferral of compensation under this Section 10 must comply with the provisions of Code Section 409A, and no deferral of compensation under this Section 10 which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1) is permitted.

Section 11.  Deferred Payment of Awards.  The Committee may specify that the payment of all or any portion of cash, Class A Shares, Other Gaia Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion, provided however, that any such deferral shall comply with the requirements of Code Section 409A. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Class A Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

Section 12.  Transferability of Awards.  A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will, by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.

Section 13.  Amendment or Substitution of Awards under this Plan.  The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder and repricing of any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without such Participant’s written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan and provided further that the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1). The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

Section 14.  Termination of a Participant.  For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company, provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

Section 15.  Dilution and Other Adjustments.   If any change in the outstanding Class A Shares of the Company occurs by reason of any stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the Committee shall make such adjustment in: (i) the aggregate number of shares that may be delivered under the Plan as described in Section 5(b) and the individual Award maximums under Section 5(b); (ii) the number and exercise price of outstanding Stock Options and outstanding Stock Appreciation Rights; (iii) the number of outstanding Restricted Stock Units; and (iv) the number of shares subject to any other Awards granted under the Plan (provided that the number of shares of subject to Awards shall always be a whole number), in each case as may be determined to be appropriate by the Committee, and such adjustments shall be final, conclusive and binding for all purposes of the Plan.  The Committee may also provide for the adjustment and settlement of outstanding Awards as it deems appropriate and consistent with the Plan's purpose in the event of a change in control of Gaia, and such adjustments or settlements shall be final, conclusive and binding for all purposes of the Plan.

Section 16.  Designation of Beneficiary by Participant.  A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 17.  Financial Assistance.  If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

Section 18.  Miscellaneous Provisions.

(a)	Any proceeds from Awards shall constitute general funds of Gaia.
(b)

Except as otherwise determined by the Committee, no fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c)

No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

(d)

No Participant or other person shall have any right with respect to this Plan, the Class A Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(e)

No Class A Shares, Other Gaia Securities, other securities or property or other forms of payment shall be issued hereunder with respect to any Award unless counsel for Gaia shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Shares are listed.

(f)

It is the intent of Gaia that this Plan comply in all respects with any applicable provisions of Rule 16b‑3 with respect to Awards granted to executive officers of Gaia, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Rule 16b‑3, such provision shall be deemed null and void with respect to Awards granted to executive officers of the Company to the extent required to permit such Awards to comply with Rule 16b‑3. It is also the intent of Gaia that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of Gaia (or any parent or subsidiary of Gaia) to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

It is the intent of Gaia that this Plan comply in all respects with any applicable provisions of Code Section 409A with respect to Awards granted under this plan and any amendment or revision of such Awards, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Code Section 409A such Plan provision shall be deemed null and void to the extent required to permit such Awards to comply with any applicable provisions of Code Section 409A. Specifically, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A or the regulations issued thereunder, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

(g)

The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to any obligation of Gaia to issue Class A Shares, Other Gaia Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to Gaia, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Gaia may refuse to issue Class A Shares, Other Gaia Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit a Participant (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Gaia to withhold, or agreeing to surrender to Gaia on or about the date such tax liability is determinable, Class A Shares, Other Gaia Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

(h)

The expenses of this Plan shall be borne by Gaia; provided, however, Gaia may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.

(i)

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j)

By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

(k)

The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Class A Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Shares are listed.

(l)

The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

(m)	Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.
(n)

If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o)

The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p)	For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 19.  Plan Amendment or Suspension.  This Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 13.

Section 20.  Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)	the adoption of a resolution of the Board terminating this Plan; or
(b)

the close of business on the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without such Participant’s consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13.  Notwithstanding anything in this Plan to the contrary, the Committee shall not grant any Award pursuant to this Plan after the tenth anniversary of the earlier to occur of (i) the date this Plan is adopted by the Board and (ii) the Effective Date.

Section 21.  Effective Date.  This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

APPENDIX A

The following terms shall have the meaning indicated:

“Actual Value” has the meaning set forth in Section 9.

“Award” shall mean an award of rights to an Eligible Person under this Plan.

“Award Period” has the meaning set forth in subsection 9(b).

“Beneficiary” has the meaning set forth in Section 16.

“Board” shall mean the board of directors of Gaia.

“Class A Shares” shall mean shares of Class A Common Stock, par value $.0001 per share, of Gaia and stock of any other class into which such shares may thereafter be changed.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they now may exist or may be amended from time to time.

“Code Section 409A” shall mean Section 409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, and any successor to such section.

“Committee” shall mean the person or persons responsible for administering this Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to satisfying the requirements of Rule 16b-3. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke such designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than two directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “nonemployee directors” (as defined in Rule 16b-3), and (iii) shall meet any applicable requirements of any stock exchange or other market quotation system on which Class A Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean one or more persons designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b‑3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of Gaia to comply with the conditions for Rule 16b‑3.  The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Class A Shares subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of applicable law.

“Company” shall mean Gaia and any parent, subsidiary or affiliate of Gaia.

“Dividend Equivalents” shall mean an Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Class A Shares underlying an outstanding Award of Restricted Stock Units had such Class A Shares been outstanding.

“Effective Date” shall mean the date this plan is adopted by shareholders of Gaia.

“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and advisors who perform services for the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean such value rounded up to the nearest cent as determined by the Committee by reasonable application of a reasonable valuation method in accordance with applicable law, including Code Section 409A.

“Gaia” shall mean Gaia, Inc., a Colorado corporation.

“Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Maximum Value” has the meaning set forth in subsection 9(a).

“Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Other Gaia Securities” shall mean Gaia securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Class A Shares or other property) other than Class A Shares.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

“Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Class A Shares, Other Gaia Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

“Permitted Transferee” shall mean, except as otherwise determined by the Committee, (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, (ii) Participants’ family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order, and (iii) any trust established for the benefit of any person described in clause (i) above. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Plan” shall mean this Gaia, Inc. 2019 Long-Term Incentive Plan.

“Purchased Option” shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Restricted Period” has the meaning set forth in subsection 8(b).

“Restricted Stock” shall mean an Award of Class A Shares that is issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Restricted Stock Units” shall mean an Award of a right to receive Class A Shares that is issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Stock Appreciation Right” shall mean an Award of a right to receive (without payment to Gaia) cash, Class A Shares, Other Gaia Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Class A Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

“Stock Option” shall mean an Award of a right to purchase Class A Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

“Ten Percent Employee” shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of Gaia or any parent or subsidiary of Gaia.

“Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

Exhibit B

Gaia, Inc.

2019 Employee Stock Purchase Plan

1. Purpose.  The purpose of this Plan is to provide Eligible Employees (as defined below) with an opportunity to purchase Class A common stock of the Company through accumulated payroll deductions. It is the Company’s intention to have this Plan qualify as an “employee stock purchase plan” under Section 423 of Code (as defined below). The provisions of this Plan, accordingly, will be construed so as to extend and limit Plan participation in a manner consistent with the requirements of Section 423 of the Code.

2. Definitions.  As used herein, the terms set forth below have the meanings assigned to them in this Section 2 and shall include the plural as well as the singular.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Board of Directors” or “Board” means the Board of Directors of the Company.

“Brokerage Account” means the account in which the Purchased Shares are held.

“Business Day” means a day on which the NASDAQ (or such other exchange upon which the Shares are listed) is open for trading.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board of Directors, or the designee of the Compensation Committee.

“Company” means Gaia, Inc., a Colorado corporation.

“Compensation” means the base pay received by a Participant, plus commissions, overtime and regular cash bonuses and vacation, holiday, and sick pay. Compensation does not include: (a) income related to stock option awards, stock grants, and other equity incentive awards, (b) expense reimbursements, (c) relocation-related payments, (d) benefit plan payments (including, but not limited to, short term disability pay, long term disability pay, maternity pay, military pay, tuition reimbursement, and adoption assistance), (e) deceased pay, (f) income from non-cash and fringe benefits, (g) severance payments, and (h) other forms of compensation not specifically listed herein.

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least one year and (ii) is customarily employed for at least 20 hours per week and for more than five months in any calendar year.

“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Participating Subsidiary. “Employee” shall not include any director of the Company or a Participating Subsidiary who does not render services to the Company or a Participating Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Participating Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three -month period.

“Enrollment Date” means the first Business Day of each Offering Period.

“Exercise Date” means the last Business Day of each Offering Period.

“Fair Market Value” on or as of any date means the closing price for a Share as reported on NASDAQ on the relevant valuation date or, if no closing price for a Share is reported on NASDAQ on such date, on the preceding day on which a closing price was reported on NASDAQ, or, if the Shares are no longer listed on NASDAQ, the closing price for Shares as reported on such other exchange on which the Shares are listed.

“Holding Period” means the six-month period following each Exercise Date (or such shorter or longer period as the Committee may elect to apply to Shares acquired pursuant to a given Offering Period, subject to advance written notice of such changed Holding Period to the affected Participants).

“NASDAQ” means The NASDAQ Global Market.

“Offering Period” means a period of six months beginning each January 1st and July 1st of each year or such other period designated by the Committee; provided that in no event will an Offering Period exceed 27 months. The first Offering Period under this Plan shall commence on July 1, 2019.

“Option” means an option granted under this Plan that entitles a Participant to purchase Shares.

“Participant” means an Eligible Employee who satisfies the requirements of Sections 3 and 5 of this Plan.

“Participating Subsidiary” means each Subsidiary other than those that the Committee or the Board has excluded from participation in this Plan.

“Plan” means this Gaia, Inc. 2019 Employee Stock Purchase Plan.

“Purchase Account” means the account used to purchase Shares through the exercise of Options under this Plan.

“Purchase Price” means an amount equal to the lesser of (i) 85% of the Fair Market Value of a Share on the Enrollment Date for such Offering Period or (ii) 85% of the Fair Market Value of a Share on the Exercise Date for such Offering Period; provided, however, that the Committee may determine a different per share Purchase Price, so long as such per share Purchase Price is communicated to Participants prior to the beginning of the Offering Period; and provided, further, that in no event shall such per share Purchase Price be less than the lesser of (i) 85% of the Fair Market Value of a Share on the applicable Enrollment Date or (ii) 85% of the Fair Market Value of a Share on the Exercise Date.

“Purchased Shares” means the full Shares issued or delivered pursuant to the exercise of Options under this Plan.

“Shares” means the Class A common stock, par value $0.0001 per share, of the Company.

“Subsidiary” means an entity, domestic or foreign, of which not less than 50% of the voting equity is held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary; provided such entity is also a “subsidiary” within the meaning of Section 424 of the Code.

“Termination Date” means the date on which a Participant terminates employment or on which the Participant ceases to provide services to the Company or a Subsidiary as an employee, and specifically does not include any period following that date during which the Participant may be eligible for or in receipt of other payments from the Company, including in lieu of notice or termination or severance pay or as wrongful dismissal damages.

3. Eligibility.

(a) Only Eligible Employees of the Company or a Participating Subsidiary shall be eligible to be granted Options under this Plan and in no event may a Participant be granted an Option under this Plan following his or her Termination Date.

(b) Notwithstanding any provisions of this Plan to the contrary, no Eligible Employee shall be granted an Option under this Plan if (i) immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any of its Subsidiaries and/or hold outstanding Options or options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries, or (ii) such Option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time each such Option is granted) for each calendar year in which such Option is outstanding at any time. No Participant may purchase more than 1,000 Shares during any Offering Period (as adjusted pursuant to Section 18, if applicable); provided, however, the Committee may in its discretion change such maximum number prior to the beginning of an Offering Period.

4. Exercise of an Option.  Options shall be exercised on behalf of Participants in this Plan every Exercise Date, using payroll deductions that have accumulated in the Participants’ Purchase Accounts during the immediately preceding Offering Period or that have been retained from a prior Offering Period pursuant to Section 8.

5. Participation.

(a) An Eligible Employee who shall be employed by the Company or a Participating Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in this Plan during such Offering Period by  properly completing and submitting an election form by the deadline prescribed by the Company.

(b) Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 12.

6. Payroll Deductions.

(a) A Participant shall elect to have payroll deductions made during an Offering Period equal to no less than 1% of the Participant’s Compensation up to a maximum of 15% (or such greater amount as the Committee establishes from time to time). The amount of such payroll deductions shall be in whole percentages (for example, 3%, 12%, 15%). All payroll deductions made by a Participant shall be credited to his or her Purchase Account. A Participant may not make any additional payments into his or her Purchase Account.

(b) A Participant may not increase or decrease the rate of payroll deductions during an Offering Period. A Participant may change his or her payroll deduction percentage under Section 6(a) for any subsequent Offering Period by properly completing and submitting an election change form in accordance with the procedures prescribed by the Committee. The change in amounts shall be effective as of the first Enrollment Date following the date of filing of the election change form.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a Participant’s payroll deductions may be decreased to 0% at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant’s election form at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 12.

7. Grant of Option.  On the applicable Enrollment Date, each Participant in an Offering Period shall be granted an Option to purchase on the next following Exercise Date a number of full Shares determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s Purchase Account as of the Exercise Date by the applicable Purchase Price.

8. Exercise of Option.  A Participant’s Option for the purchase of Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her Purchase Account. No fractional Shares shall be purchased, and any payroll deductions accumulated in a Participant’s Purchase Account that are not sufficient to purchase a full Share shall be retained in the Purchase Account for the next subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 12. All other payroll deductions accumulated in a Participant’s Purchase Account and not used to purchase Shares on an Exercise Date shall be distributed to the Participant. During a Participant’s lifetime, a Participant’s Option is exercisable only by him or her. The Company shall satisfy the exercise of all Participants’ Options for the purchase of Shares through (a) the issuance of authorized but unissued Shares, (b) the transfer of treasury Shares, (c) the purchase of Shares on behalf of the applicable Participants on the open market through an independent broker, and/or (d) a combination of the foregoing.

9. Issuance of Stock.  The Shares purchased by each Participant shall be issued in book-entry form and shall be considered to be issued and outstanding to such Participant’s credit as of the end of the last day of each Offering Period. The Committee may permit or require that shares be deposited directly in a Brokerage Account with one or more brokers designated by the Committee or to one or more designated agents of the Company, and the Committee may use electronic or automated methods of share transfer. Unless otherwise designated by the Committee in writing to affected Participants, any Shares issued to a Participant upon an Exercise Date shall be required to be retained by such Participant and, during the applicable Holding Period, such Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares issued to the Participant on such Exercise Date. In addition, the Committee may establish other procedures to permit tracking of disqualifying dispositions of such Shares, and may also impose a transaction fee with respect to a sale of Shares issued to a Participant’s credit and held by such a broker or agent. The Committee may permit Shares purchased under this Plan to participate in a dividend reinvestment plan or program maintained by the Company, and establish a default method for the payment of dividends.

10.   Approval by Shareholders.  Notwithstanding the above, this Plan is expressly made subject to the approval of the shareholders of the Company within 12 months before or after the date this Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. If this Plan is not so approved by the shareholders within 12 months before or after the date this Plan is adopted by the Board, this Plan shall not come into effect.

11.  Administration.

(a) Powers and Duties of the Committee.  This Plan shall be administered by the Committee. Subject to the provisions of this Plan, Section 423 of the Code, and the regulations thereunder, the Committee shall have the discretionary authority to determine the time and frequency of granting Options, the terms and conditions of the Options, and the number of Shares subject to each Option. The Committee shall also have the discretionary authority to do everything necessary and appropriate to administer this Plan, including, without limitation, interpreting the provisions of this Plan (but any such interpretation will not be inconsistent with the provisions of Section 423 of the Code). All actions, decisions, and determinations of, and interpretations by the Committee with respect to, this Plan shall be final, binding, and conclusive upon all Participants and upon their executors, administrators, personal representatives, heirs, and legatees. No member of the Board of Directors or the Committee shall be liable for any action, decision, determination, or interpretation made in good faith with respect to this Plan or any Option granted hereunder. This Plan shall be administered so as to ensure that all Participants have the same rights and privileges as are provided by Section 423(b)(5) of the Code.

(b) Administrator.  The Company, the Board, or the Committee may engage the services of a brokerage firm or financial institution to perform certain ministerial and procedural duties under this Plan, including, but not limited to, mailing and receiving notices contemplated under this Plan, determining the number of Purchased Shares for each Participant, maintaining or causing to be maintained the Purchase Account and the Brokerage Account, disbursing funds maintained in the Purchase Account or proceeds from the sale of Shares through the Brokerage Account, and filing with the appropriate tax authorities proper tax returns and forms (including information returns) and providing to each Participant statements as required by law or regulation.

(c) Indemnification.  Each person who is or shall have been (i) a member of the Board, (ii) a member of the Committee, or (iii) an officer or employee of the Company to whom authority was delegated in relation to this Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, any contract with the Company, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.

12.  Withdrawal.  A Participant may withdraw from this Plan by properly completing and submitting to the Company a withdrawal form in accordance with the procedures prescribed by the Committee, which must be submitted prior to the date specified by the Committee before the last day of the applicable Offering Period. Upon withdrawal, any payroll deductions credited to the Participant’s Purchase Account prior to the effective date of the Participant’s withdrawal from this Plan will be returned to the Participant. No further payroll deductions for the purchase of Shares will be made during subsequent Offering Periods, unless the Participant properly completes and submits an election form, by the deadline prescribed by the Company. A Participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in this Plan or in any similar plan that may hereafter be adopted by the Company.

13.  Termination of Employment.  On the Termination Date of a Participant for any reason prior to the applicable Exercise Date, whether voluntary or involuntary, and including termination of employment due to retirement, death, or as a result of liquidation, dissolution, sale, merger, or a similar event affecting the Company or a Participating Subsidiary, the corresponding payroll deductions credited to his or her Purchase Account will be returned to him or her or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 16, and his or her Option will be automatically terminated.

14.  Interest.  No interest shall accrue on the payroll deductions of a Participant in this Plan.

15.  Stock.

(a) The stock subject to Options shall be Class A common stock of the Company as traded on the NASDAQ or on such other exchange as the Shares may be listed.

(b) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 and subject to the immediately succeeding sentence, the maximum number of Shares that shall be made available for sale under this Plan shall be 300,000 Shares.  Subject to the provisions of Section 18, the number of Shares available for issuance under this Plan shall be increased on the first day of each year beginning with 2020 in an amount equal to the number of Shares issued under the Plan in the prior year. If, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised exceeds the number of Shares then available under this Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(c) A Participant shall have no interest or voting right in Shares covered by his or her Option until such Option has been exercised and the Participant has become a holder of record of Shares acquired pursuant to such exercise.

16.  Designation of Beneficiary.  The Committee may permit Participants to designate beneficiaries to receive any Purchased Shares or payroll deductions, if any, in the Participant’s accounts under this Plan in the event of such Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the Purchased Shares and payroll deductions, if any, will be distributed to the Participant’s estate.

17.  Assignability of Options.  Neither payroll deductions credited to a Participant’s Purchase Account nor any rights with regard to the exercise of an Option or to receive Shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 12.

18.  Adjustment of Number of Shares Subject to Options.

(a) Adjustment.  Subject to any required action by the shareholders of the Company, the maximum number of securities available for purchase under this Plan, as well as the price per security and the number of securities covered by each Option under this Plan that has not yet been exercised shall be appropriately adjusted in the event of any a stock split, reverse stock split, stock dividend, combination, or reclassification of the common stock of the Company, any reorganization or other similar corporate transaction, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or the Committee, whose determination in that respect will be final, binding, and conclusive. If any such adjustment would result in a fractional security being available under this Plan, such fractional security shall be disregarded. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. The Options granted pursuant to this Plan shall not be adjusted in a manner that causes the Options to fail to qualify as options issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of Shares as of the date on which such Offering Period terminates or return to each Participant the payroll deductions credited to such Participant’s Purchase Account.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding Options and return to each Participant the payroll deductions credited to such Participant’s Purchase Account or to provide for the Offering Period in progress to end on a date prior to the consummation of such sale or merger.

19.  Amendments or Termination of this Plan.

(a) The Board of Directors or the Committee may at any time and for any reason amend, modify, suspend, discontinue, or terminate this Plan without notice; provided that no Participant’s existing rights in respect of existing Options are adversely affected thereby. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required. Notwithstanding anything in this Plan to the contrary, this Plan shall automatically terminate 10 years after the effective date of this Plan set forth under Section 24.

(b)  Without shareholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board or the Committee shall be entitled to change the Purchase Price and the Offering Periods, limit or increase the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in an amount less than or greater than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable, which are consistent with this Plan; provided, however, that changes to (i) the Purchase Price, (ii) the Offering Period, (iii) the maximum percentage of Compensation that may be deducted pursuant to Section 6(a), or (iv) the maximum number of Shares that may be purchased in an Offering

Period, shall not be effective until communicated to Participants in a reasonable manner, with the determination of such reasonable manner in the sole discretion of the Board or the Committee.

 20.  No Other Obligations.  The receipt of an Option pursuant to this Plan shall impose no obligation upon the Participant to purchase any Shares covered by such Option. Nor shall the granting of an Option pursuant to this Plan constitute an agreement or an understanding, express or implied, on the part of the Company to employ the Participant for any specified period.

21.  Notices and Communication.  Any notice or other form of communication that the Company or a Participant may be required or permitted to give to the other shall be provided through such means as designated by the Committee, including, but not limited to, any paper or electronic method.

22.  Condition Upon Issuance of Shares.

(a) Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.  General Compliance.  This Plan will be administered and Options shall be exercised in compliance with the 1933 Act, 1934 Act, and all other applicable securities laws and Company policies, including, without limitation, any insider trading policy of the Company.

24.  Term of this Plan.  This Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company and shall continue in effect for a term of 10 years unless sooner terminated pursuant to Section 19.

25.  Governing Law.  This Plan and all Options granted hereunder shall be governed by and construed in accordance with the laws of the State of Colorado without reference to choice of law principles and subject in all cases to the Code and the regulations thereunder.

26.  Non-U.S. Participants.  To the extent permitted under Section 423 of the Code, without the amendment of this Plan, the Company may provide for the participation in this Plan by Eligible Employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Company be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Company may make such modifications, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Subsidiaries operate or have employees. Each subplan shall constitute a separate “offering” under this Plan in accordance with Treas. Reg. §1.423-2(a).

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000402551_1 R1.0.1.18 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Jirka Rysavy 02 Kristin Frank 03 Chris Jaeb 04 David Maisel 05 Keyur Patel 06 Dae Mellencamp 07 Paul Sutherland GAIA, INC. 833 WEST SOUTH BOULDER ROAD LOUISVILLE, CO 80027 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/24/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/24/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Approval of the Gaia, Inc. 2019 Long-Term Incentive Plan 3 Approval of the Gaia, Inc. 2019 Employee Stock Purchase Plan NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000402551_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com GAIA, INC. Annual Meeting of Shareholders April 25, 2019 9:30 AM MT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoints Jirka Rysaavy, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this card, all of the shares of Class A common stock of GAIA, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 9:30 AM, MT on April 25, 2019, at the Marriott Courtyard, 948 West Dillon Road, Louisville, Colorado 80027, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side